Exhibit 99.1

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

PRIVATE AND CONFIDENTIAL

The Directors

Silverstone Master Issuer PLC (the ‘Issuer’)

c/o Wilmington Trust SP Services (London) Limited

Third Floor

1 King’s Arms Yard

London

EC2R 7AF

The Directors

Nationwide Building Society (as ‘Seller’)

Nationwide House

Pipers Way

Swindon SN38 1NW

Citigroup Global Markets Limited (as ‘Lead Manager’)

33 Canada Square

Canary Wharf

London

E14 5LB

and the Other Managers (as defined below)

16 October 2015

Dear Sirs

Report of factual findings from the agreed upon procedures relating to the issue of Series 2015-2 Residential Mortgage Backed Notes (the ‘Issue’) under the £35 billion Residential Mortgage Backed Securities Programme (the ‘Programme’) by the Issuer

1.	This report is produced in accordance with the terms of our agreement dated 15 October 2015 (the ‘Engagement Letter’), a copy of which is attached as Appendix 2.

2.	This AUP Report is addressed to the directors of the Issuer, the directors of the Seller, the Lead Manager and the Other Managers as defined in the Engagement Letter solely to assist them in connection with their due diligence obligations relating to the Issue and the Programme.

3.	It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data.

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

4.	It is the responsibility of the Seller to respond to the due diligence enquiries of the Managers as defined in the Engagement Letter concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in the prospectus to enable the Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Seller. We do not express any such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by the Lead Manager and/or the Other Managers to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

8.	Our obligations in respect of this report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Seller and the Issuer or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Seller and the Issuer.

9.	You may include a copy of the AUP Report in the bible of transaction documents of an issue or update of the Programme prepared for the Issuer, the Seller and the relevant Managers. The Issuer, Seller or Lead Manager may also disclose the AUP Report to rating agencies, provided that it is clearly understood by the rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves.

Where required the Seller may also include a copy of the report on a password protected website created and maintained in accordance with the Securities Exchange Act of 1934, but we accept

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

no duty of care or liability to any rating agency or any other party that obtains access to our report. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our report. We will not be responsible for any actions taken by any party other than those specified above as a result of receiving a copy of the AUP Report.

10.	This report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Appendix 1

Agreed Upon Procedures on a Selected Sample from the Extraction File

You have asked us to select a random sample of mortgage accounts from the Excel file named ‘Silverstone Pool 20150630.csv’ provided to us by the Seller which details file numbers of each mortgage account in the asset pool (the ‘Sample Selection File’) as at 30 June 2015 (the ‘Cut Off Date’).

In accordance with your instructions, the size of the sample (the ‘Selected Sample’) was based on statistical sampling techniques and our in house statistical models using the following criteria:

•	99% confidence level

•	0% expected error rate

•	1% maximum error rate

You have asked us to assume that the asset pool population of mortgages is homogeneous and the size of the resulting sample is 458. Where any of the mortgages that form the Selected Sample of 458 have associated further advances, as explained below referred to as ‘sub-accounts’, you have asked us to test these along the sample of mortgages as specified in each agreed-upon procedure. There were 179 sub-accounts which related to further advances on the sampled mortgages. You have agreed the resultant calculated sample size as being sufficient and appropriate for the purposes of this engagement.

For the purposes of the procedures:

•	‘ALIAS’ is the Seller’s primary system of record.

•	‘Mortgage Point of Sale’ (MPOS) and ‘Mortgage Sales and Operations’ (MSO) are the Seller’s Point of Sale systems which allow the Seller to process and manage mortgage applications to monitor the progress of key checks/decisions (affordability assessments, credit checks, etc.) and documentation standards.

•	‘Intermediary Website’ (IWS) was the Seller’s tool used by its intermediaries to submit applications online.

•	‘Mortgage Trade Exchange’ (MTE) is a system used by third parties such as Mortgage Brokers and Independent Financial Advisers for mortgage application and submission processes.

•	The term ‘Mortgage File’ in each case refers to scanned or hard copy documents in relation to a particular mortgage account, including the relevant Application Form, initial and, if applicable, subsequent Offer Letter(s), Mortgage Deed, Certificate of Title (‘COT’), Report on Title (‘ROT’), Title Deed, Valuation Report and any other scanned or hard copy documents relevant to the mortgage account provided to us by the Seller.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

•	The term ‘Offer Letter’ refers to a Mortgage Loan Agreement or other similar document prepared by the Seller which is addressed to the borrower.

The term ‘Title Deed’ refers to the Land Registry Title Deed accessed online from the Land Registry Portal (eservices.landregistry.gov.uk) or by using the Land Registry ‘Charge Validation Service’, copies of such documents in the Mortgage File or equivalent sources or documents (such as the Standard Security, Land Certificate or Charge Certificate obtained from Land and Property Services of Northern Ireland, or Registers of Scotland as applicable), or a letter from a solicitor confirming that the Title Deed is held on the Seller’s behalf.

•	The term ‘Valuation Report’ includes:

•	A Mortgage Valuation Report (‘MVR’, being a valuation based on an internal and external inspection of the property);

•	External Inspection Report (‘EIR’);

•	An Automated Valuation Model (‘AVM’);

•	A Further Advance Reinspection Report (‘FARR’).

The term ‘HPI valuation’ means an indexed valuation by reference to the latest Valuation Report and application of the HPI calculator available on the Nationwide website.

•	The term ‘Family of Loans’ refers to the multiple loans to the same borrower(s) that may be secured by the same property. The original loan can be referred to as the ‘main account’ and subsequent loans (e.g. for home improvements) can be referred to as ‘sub-accounts’.

•	The term ‘Non-verified’ refers to mortgage loans where the borrower is not required to provide income verification because for example the Department for Work and Pensions has agreed to pay for the mortgage.

When agreeing that a document bears a signature, we have only confirmed the existence of a signature and made no representation on the integrity of the signature.

We have not undertaken any procedures to test compliance of the mortgage loans with the Seller’s origination or valuation policies and procedures, and have not performed any procedures on data fields appearing in the ‘05.02. Audit_AUP_Extract_SILVRSTONE_2015-06-30.xlsx’ (the ‘Extraction File’), provided to us by the Seller which details various attributes in relation to each mortgage account in the asset pool, other than as referred to below.

We have performed the following tests in relation to each mortgage loan selected in the Sample and reported our findings, indicating as exceptions those items where amounts or attributes appearing on the Extraction File did not agree to the relevant source documents, or an item otherwise failed a test as set out below. Where management have provided comments on the exceptions, these are indicated in the results column of the following table. We have not performed any procedures to substantiate the comments.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Exceptions below are reported at the main account level. Where exceptions here identified on more than one loan under the same main account, the exception is listed only once.

Test	Details of Agreed-Upon Procedure	Results
Borrower(s)’ Name

1

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the borrower names shown on the Application Form, MPOS or MSO agreed with those shown on the Offer Letter, COT/ROT or Title Deeds for main mortgages, or the Offer Letter in the case of a further advance. An item is not an exception if the difference related to the spelling of a name.

In the case of a Turbo or Fast Track additional offering where there is no Application Form, we confirmed that the borrower names shown on the Offer Letter agreed with those shown on the COT/ROT or Title Deeds.

3 Exceptions were noted:

2080012997 – Missing Application Form and the account is not an MPOS/MSO case.

2660052029 – Missing Application Form and the main account is not an MPOS/MSO case.

44330776966 – Missing Application Form and the account is not an MPOS/MSO case.

Property Address

2

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed whether the ‘outcode’ of the property (‘PropertyPostCodeOut’) shown on the Extraction File agreed with that shown on the COT/ROT or Title Deeds.

An item has not been reported as an exception if the difference relates only to a change in Royal Mail boundaries confirmed by obtaining the outcode on www.royalmail.com using the address on the COT/ROT or Title Deeds.

No Exceptions noted.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Details of Agreed-Upon Procedure	Results
3

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the address of the proposed security shown on the Application Form, MPOS or MSO agreed with that shown on the COT/ROT or Title Deeds. An item is not an exception if the difference related to changes in postcode boundaries, confirmed by an enquiry on www.royalmail.com using the address on the COT or Title Deeds.

In the case of a Turbo or Fast Track additional offering where there is no Application Form, we confirmed that the address of the proposed security shown on the Offer Letter agreed with that shown on the COT/ROT or Title Deeds.

An item has not been reported as an exception if:

i) the difference relates to the outcode and is due to a change in Royal Mail boundaries, confirmed by obtaining the outcode on www.royalmail.com; or

ii) the difference relates only to spelling (other than in out-code) or, in relation to new builds where there are differences between plot numbers and street numbers, there is supporting documentation on the Mortgage File to indicate that they refer to the same property.

3 Exceptions noted:

2080012997 – Application Form is missing and the account is not an MPOS/MSO case.

2660052029 – Application Form for the main account is missing and the account is not an MPOS/MSO case.

44330776966 – Application Form is missing and the account is not an MPOS/MSO case.

4

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed whether the address of the property shown on ALIAS agreed to the latest MVR, EIR or FARR.

An item has not been reported as an exception if:

i) the difference relates to the outcode and is due to a change in Royal Mail boundaries, confirmed by obtaining the outcode on www.royalmail.com.

ii) the difference relates only to spelling (other than in outcode) or, in relation to new builds where there are differences between plot numbers and street numbers, there is supporting documentation on the Mortgage File to indicate that they refer to the same property.

2 Exceptions noted: 6420004041 – Missing latest Valuation Report. 44330776966 – Missing latest Valuation Report.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Legal Charge

5	For each mortgage main account, we confirmed that the Seller held the first legal charge over the residential property by reference to Title Deeds.	No Exceptions noted.

Document Signatories

6	For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the Application Form or the Mortgage Deed has been signed in the space designated for the borrower signature(s). Where the loan originated in IWS or MTE after 15/10/08, or was processed through MSO, the signature is replaced by an acknowledgement from the borrower retained on the declaration store. For further advances we confirmed that the application summary or offer had been signed in the space designated for the borrower signature(s). Where the further advance was processed through MSO, the signature is replaced by an acknowledgement from the borrower retained on the declaration store.	1 Exception noted: 62171229094 – Missing borrower signature.

7	For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed whether the Valuation Report (other than in relation to HPI and AVM valuations) had been electronically signed or had a written signature in the space designated for the valuer’s signature, and where we sighted a COT/ROT for the purposes of our tests, we confirmed whether it had been signed in the space designated for the conveyancer’s signature.	4 Exceptions noted: 6420004041 – Missing Valuation Report. 44330776966 – Missing Valuation Report. 60106053020 – Illegible Valuation Report signature. 60566994040 – Missing COT signature.

Property Tenure

8

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the tenure of the property as recorded on ALIAS agreed to the Valuation Report or Title Deeds.

An item has not been reported as an exception if the Valuation Report does not exist because the loan was approved using a HPI or AVM valuation.

1 Exception noted: 24190257029 – ALIAS: Freehold, Valuation Report/Title Deeds: Leasehold.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Amount Advanced

9

For each mortgage main account, we tested whether the amount advanced (‘AccountAdvanced’) shown on the Extraction File agreed to the amount advanced shown in the Offer Letter, the First Payment Letter or the Mortgage Statement related to the initial advance.

An item has not been reported as an exception if:

i) a difference is related to property insurance or fees added to the loan;

ii) where the difference relates to +/- 0.5% of amount advanced;

iii) where the lender’s underwriting policy permits the amount advanced to be less than the amount on the Offer Letter; or

iv) the amount advanced is less than that on the Offer Letter because of standard features of a flexible loan.

No Exceptions noted.

Origination Date

10

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the origination date (‘AdvanceDate’) shown on the Extraction File agreed to that shown on the COT/ROT, Title Deeds (or where a solicitors letter indicated that completion was postponed, to the revised completion date) or, in relation to further advances, to the origination date as shown on ALIAS.

An item has not been reported as an exception if the dates differed by less than 7 days.

3 Exceptions noted:

30870511964 –

Missing COT, Scottish Title Deeds do not provide an origination date.

60482532046 –

Missing COT, Scottish Title Deeds do not provide an origination date.

60258731034 –

Missing COT, Irish Title Deeds do not provide an origination date.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Valuation Amount

11

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the valuation amount (‘Property Valuation’) shown on the Extraction File agreed to one of the following:

a) the amount included on the latest Valuation Report (MVR, EIR, FARR or AVM) held by the Society;

b) for a further advance or a product switch, the amount of an HPI valuation recorded on the file or generated by a retrospective HPI calculation;

c) for a remortgage with an original LTV of no more than 40%, a borrower’s estimate of the value stated on the Application Form at the application date.

An item has not been reported as an exception where the valuation in (a), (b), or (c) above is greater than that shown in the Extraction File.

5 Exceptions noted:

6420004041 – Missing Valuation Report.

44330776966 – Missing Valuation Report.

41700297021 –

Valuation amount handwritten on the Valuation Report.

30710063003 –

Extraction file: 35,000,

Valuation Report: 23,000.

61817814072 –

Extraction file: 450,000,

Valuation Report: 400,000.

Valuation Date

12

For each mortgage main account or the associated sub account with most recent valuation, we tested whether the latest valuation date (‘Property Valuation Date’) shown on the Extraction File agreed to the valuation date shown on the MVR or EIR or FARR used for the purposes of approving the related mortgage loan advance.

Where in accordance with the originator’s policy a borrower’s estimate, an AVM or HPI valuation was used, we tested whether the latest valuation date shown on the Extraction File agreed to the latest valuation date shown in ALIAS.

An item has not been reported as an exception in cases where:

i) the dates on the Extraction File and Valuation Report differs by one month or less; or

5 Exceptions noted:

6420004041 – Missing Valuation Report.

44330776966 – Missing Valuation Report.

4900023020 –

Extraction file: 01/01/09,

Valuation Report: 04/02/08.

61774901079 –

Extraction file: 01/10/07,

Valuation Report: 25/11/06.

61817814072 –

Extraction file: 12/05/08,

Valuation Report: 12/12/07.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

ii) the lender’s underwriting policy permitted a difference between the recorded valuation date and the date of the Valuation Report e.g. where a valuation has been re-approved and an override valuation date has been entered.

13

For each mortgage main account, we confirmed that the origination date shown on the Valuation Report was within six months of the date that the offer was approved.

An item has not been reported as an exception if the Valuation Report does not exist because the loan was approved using a HPI or AVM valuation.

4 Exceptions noted:

2080012997 – Missing Valuation Report.

6420004041 – Missing Valuation Report.

44330776966 – Missing Valuation Report.

61817814072 –

Valuation Report: 12/12/07,

Offer approval: 18/07/08.

Loan Term

14	For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the remaining term of the loan (‘RemainingTermInMonths’) shown on the Extraction File was 40 years or less.	No Exceptions noted.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Repayment Method (e.g. repayment, interest only or part and part)

15	For each Family of Loans (i.e. each main account plus all associated sub accounts), we tested whether the repayment method (‘InstalmentType’) shown on the Extraction File agreed to that shown on the latest Offer Letter, the latest Mortgage Statement or request for notification of change of repayment method.	No Exceptions noted.

Product Type

16	For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the product type (‘ProductType’) shown on the Extraction File agreed to that shown on the latest Offer Letter or the latest Mortgage Statement.	No Exceptions noted.

Fixed Interest term

17

For each Family of Loans (i.e. each main account plus all associated sub accounts), we tested whether the current product expiry date (‘Current Product Expiry Date’) shown on the Extraction File agreed to that shown on the mortgage Offer Letter or subsequent documentation evidencing a variation.

This test has not been performed where a reversionary date, i.e. a product expiry date does not exist on a loan (for example life time trackers and loans on a lender standard variable rate).

1 Exception noted: 62368378103 – Extraction File: 31/01/17, Offer Letter: 31/01/30.

Current Balance

18

For each Family of Loans (i.e. each main account plus all associated sub accounts), we tested whether the current balance (‘BorrowerTrueBalance’) shown on the Extraction File agrees to the outstanding current balance shown in ALIAS ‘True Bal’ appearing on the LLB screen or, if the account has been closed subsequent to the Cut Off Date, to the amount appearing as the ‘Calc Bal’ on the ALIAS LBA screen.

An item has not been reported as an exception where:

i) the difference of the current balance was less than 0.5% of outstanding mortgage balance; or

No Exceptions noted.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

ii) the difference can be reconciled by reference to normal mortgage transaction entries (such as payment of interest, capital or any outstanding arrears) between the Cut Off Date and the date on which we perform the procedures.

19	For each Family of Loans (i.e. each main account plus all associated sub accounts) we confirmed that the aggregate current balance of the mortgage loans (‘BorrowerTrueBalance’) appearing in the Extraction file was less than £1,000,000.	No Exceptions noted.

Arrears

20

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that the ALIAS system did not indicate that the mortgage loan had been in arrears in the 12 months period preceding the Cut Off Date or, where it had, that the arrears occurred after the date the mortgage loan was transferred into the Silverstone Master Trust (‘Date Added To Trust’) as shown in the Extraction file.

In the case of a Portman Mortgage originated mortgage account, we confirmed that the ALIAS system did not indicate that the mortgage loan had been in arrears in the period since 1 January 2009, being the date of migration to the Nationwide ALIAS mortgage accounting system.

For the purposes of this test, arrears were defined as an amount outstanding for 1 or more months, where that amount was greater than the payment due in the respective months.

No Exceptions noted.

Years to maturity

21

For each Family of Loans (i.e. each main account plus all associated sub accounts), we recalculated the remaining term in months (‘RemainingTermInMonths‘) appearing on the Extraction File by reference to the origination date (‘AdvanceDate‘), the term of the loan (‘TotalAgreedTermInMonths’) and the Cut-Off Date.

For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed the Original Term

No Exceptions noted.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

to Maturity (‘TotalAgreedTermInMonths’) appearing on the Extraction File to the Offer Letter or, in relation to reductions or extensions, there was supporting documentation on the Mortgage File to indicate that the Original Term was modified. An item has not been reported as an exception where the remaining term on the Extraction File was within 3 months of the remaining term so calculated.

Geographic Region

22	For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed the Geographic Region (‘PropertyGeographicalGroup‘) shown on the Extraction File by reference to the outcode (‘PropertyPostCodeOut ‘) and a mapping provided by the Seller.	No Exceptions noted.

Loan-To-Value Ratios

23

For each mortgage main account, we recomputed the original LTV by reference to the original amount advanced (which includes further advances if these were made on the same date as the original advance) (‘OriginalAdvanceAmtF’) and the valuation amount at the date of the original advance (‘ValuationAmountO’), and compared our recomputation to the amount appearing on the Extraction File. An item has not been reported as an exception where the recomputed original LTV differs by 2% or less to the relevant original LTV appearing on the Extraction File.

For each mortgage main account, we confirmed that the original valuation amount (‘ValuationAmountO’) shown on the Extraction File agreed to one of the following:

a) the amount included on the original Valuation Report (MVR, EIR, FARR or AVM) held by the Seller;

b) for a remortgage with an original LTV of no more than 40%, a borrower’s estimate of the value stated on the Application Form at the application date.

An item has not been reported as an exception where the valuation in a) or b) above is greater than that shown in the Extraction File.

5 Exceptions noted:

6420004041 – Missing Valuation Report.

44330776966 – Missing Valuation Report.

41700297021 –

Valuation amount handwritten on the Valuation Report.

30710063003 –

Extraction file: 35,000,

Valuation Report: 23,000.

61817814072 –

Extraction file: 450,000,

Valuation Report: 400,000.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

24

For each Family of Loans (i.e. each main account plus any associated sub accounts), we recomputed the indexed LTV at last quarter end by reference to the Region, the latest valuation date shown as ‘PropertyValuationDate’ for that account, the property value shown as ‘PropertyValuation’ on the Extraction File, and the relevant HPI indices as provided to us by the Seller and compared our recomputation to the ‘BorrowerLTV’ on the Extraction File. In the event of a further advance we used the property value from ALIAS system as of the date of the further advance.

An item will not be reported as an exception where the recomputed Indexed LTV differs by 2% or less to the relevant Indexed LTV on the Extraction File.

1 Exception noted: 61817814072 – Extraction file: 97%, PwC recalculation: 201%.

Compliance with underwriting approval guidelines

25	For each Family of Loans (i.e. each main account plus all associated sub accounts) not originated using the MSO system, we confirmed that the advanced amount (‘AccountAdvanced’) on the Extraction File was not greater than the maximum loan amount indicated by the risk assessment generated by reference to either one of the following:		1 Exception noted: 2080012997 – Missing risk assessment, condition (d) not met and the account is not an MSO/MPOS case.

	a)	the MPOS system;

	b)	the amount appearing as ‘Max Loan Considered’ on the report entitled ‘Autoscore SM Mortgage Application Details’, signed as approved;

	c)	the relevant amount appearing on the report entitled ‘Mortgage Processing and Approval Document’, signed as approved, detailing the calculation of the maximum loan amount and, where applicable, explanation of any excess to be considered over the maximum amount

	d)	if none of the above sources were available, we confirmed that the aggregate advance was less than 3.5 times the aggregate salaries of the borrower(s) as shown on the Extraction File.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

For MSO cases, we have confirmed that if the system determines that an application exceeds affordability criteria that application will be declined.

MSO cases are identifiable as those accounts with an 11 digit account number beginning with a 7.

Employee Loans

26	For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed that it was not a mortgage loan taken out by an employee, as indicated by a flag on the ALIAS system.	No Exceptions noted.

Income verification

27	For the most recent account (main account or sub account) in each Family of Loans, other than ‘Non-verified’ or Fast Track loans, we tested whether income verification had been carried out by confirming that the Mortgage File contained documentation relating to income (such as salary confirmation from employer, a payslip or a bank statement) or, if there was no evidence of income verification and the account was not a Fast Track loan, we confirmed whether the credit score was either:	No Exceptions noted.

• Risk band 1 regardless of when it was advanced; or

• Risk band 2 if advanced before 16 November 2007; or

• Risk band 2 with an LTV less than 75% at the time of the advance as shown on the Mortgage File or ALIAS (screen LRS 16) if advanced on or after 16 November 2007; or

• ‘Accept’ where the loan was originated in MSO.

We determined the risk band by reference to the MPOS system, or the risk band appearing on the report titled ‘Autoscore SM Mortgage Application Details’, or the ‘Credit Scoring Details’ in the ALIAS LRS screens of the relevant accounts, as relevant according to the period during which the loan was originated.

Loans are treated as Fast Track where flagged as such in ALIAS or in the case of Portman mortgages where the following criteria were met:

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

i) 2000 - 2002: original balance <£500,000 and LTV <50%; and ii) 2003 - 2006: original balance <£500,000 and LTV <65%.

Valuation type

28	For each Family of Loans (i.e. each main account plus all associated sub accounts), we confirmed whether the specified Valuation Report required for the mortgage, based on the account description (‘InitialLoanPurpose’) per the Extraction File and the mortgage underwriting requirements, was obtained.			2 Exceptions noted: 6420004041 – Missing Valuation Report. 44330776966 – Missing Valuation Report.

	1.	For each mortgage loan where they are classed as Purchase mortgages, we confirmed there was an MVR on the Mortgage File for all accounts.

	2.	For each mortgage loan where they were classed as Remortgages, we confirmed there was an MVR on the Mortgage File. If there was no MVR, we looked at the flags recorded on the ALIAS LRS5 screen to determine which type of Valuation Report was actually required. We report as an exception if we were unable to find on the Mortgage File the specified Valuation Report indicated by the flag or the LTV at origination did not fall within the required LTV eligibility banding for this type of Valuation Report as at the date it was originated. The LTV eligibility banding for the various different dates have been provided to us by the Seller, we have not performed any testing over these eligibility banding. For the avoidance of doubt, we have also not performed any testing over any other Valuation Report eligibility criteria other than the LTV.

Note:

		a.	On ALIAS LRS5 screen, ‘H’ would represent HPI valuation being required,

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

	b.	On ALIAS LRS5 screen, ‘E’ would represent EIR valuation being required,

	c.	On ALIAS LRS5 screen, ‘A’ would represent AVM valuation being required.

3.	For each mortgage loan where they were classed as Further Advances, we confirmed there was a FARR on the Mortgage File. If there was no FARR, we looked at the flags recorded on the ALIAS LRS5 screen to determine which type of Valuation Report was actually required. We report as an exception if we were unable to find on the Mortgage File the specified Valuation Report indicated by the flag or the LTV at origination did not fall within the required LTV eligibility banding for this type of Valuation Report as at the date it was originated. The LTV eligibility banding for the various different dates have been provided to us by the Seller, we have not performed any testing over these eligibility banding. For the avoidance of doubt, we have also not performed any testing over any other Valuation Report eligibility criteria other than the LTV.

Note:

	a.	On ALIAS LRS5 screen, ‘H’ would represent HPI valuation being required,

	b.	On ALIAS LRS5 screen, ‘E’ would represent EIR valuation being required,

	c.	On ALIAS LRS5 screen, ‘A’ would represent AVM valuation being required.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Employment status

29	For the most recent account (main account or sub account) in each Family of Loans, we tested whether the employment status of each borrower (‘EmploymentStatusDescn’) shown on the Extraction File agreed to that shown on one of the:		No Exceptions noted.

	1.	latest Application Form; or

	2.	details on ALIAS LRS 15 screen; or

	3.	any other supporting documentation.

19/10/2015: This is a copy of the report prepared and signed on 16 October 2015 (the “original report”). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Appendix 2 – Engagement Letter